ASSIGNMENT AND BILL OF SALE

STATE OF TEXAS §
§ **KNOW ALL MEN BY THESE PRESENTS:**
COUNTY OF NUECES §

This Assignment, made and entered into as of the 29 day of October, 2009, by and between DURANGO RESOURCES CORP., a Texas corporation whose address is 1160 Dairy Ashford, Suite 160, Houston, Texas 77079 ("Assignor"); and Southfield Energy Corp. whose address is 1240 Blalock Rd., Suite 150, Houston, Texas 77055 ("Assignee").

WITNESSETH THAT:

WHEREAS, Assignor is the owner and holder of certain rights in the Oil, Gas and Mineral lease described in Exhibit "A" (the "Lease") attached hereto and made a part hereof; and

WHEREAS, Assignee has agreed in a Letter Agreement dated August 1, 2007, to purchase a working interest and participate in the costs to drill a well located on the Lease; and

WHEREAS, Assignor has drilled and successfully completed said well so that Assignee earned this assignment of an interest in the Lease;

NOW, THEREFORE, for and in consideration of the premises and Ten Dollars ($10.00) in hand paid, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby BARGAIN, SELL, TRANSFER, CONVEY and ASSIGN unto Assignee, its heirs, successors and assigns, a working interest equal to fifteen percent (15%) and a net revenue interest of eleven and one-quarter percent (11.25%) in the lands more particularly described on attached Exhibit "A" (the "Property") and Exhibit "B" ("Plat").

This Assignment is expressly made subject to the terms and provisions of any valid and subsisting oil, gas and mineral leases in effect on the Property.

TO HAVE AND TO HOLD the same unto Assignee, its heirs, successors and permitted assigns, forever.

IN WITNESS WHEREOF, this instrument is executed the 29th day of October, 2009, but shall be effective as of the 8th day of August, 2007.

ASSIGNOR:
DURANGO RESOURCES CORP.

By: ____________________
Jeffrey S. Swanson
President

CORPORATION ACKNOWLEDGMENT

STATE OF TEXAS §
§
COUNTY OF HARRIS §

BEFORE ME, the undersigned authority, on this day personally appeared Jeffrey S. Swanson, President of Durango Resources Corp, a Texas corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated as the act and deed of said corporation.

GIVEN UNDER MY HAND AND OFFICIAL SEAL OF OFFICE on this 29th day of October, 2009.

MY COMMISSION EXPIRES:
April 21, 2010

Lisa K. Swanson
Notary Public in and for the State of Texas

LISA K. SWANSON
Notary Public, State of Texas
My Commission Expires
April 21, 2010

EXHIBIT "A"

ATTACHED TO AND MADE PART OF THAT CERTAIN ASSIGNMENT AND BILL OF SALE DATED EFFECTIVE __10/29__, 2009 BY AND BETWEEN DURANGO RESOURCES CORP., AS ASSIGNOR, AND SOUTHFIELD ENERGY CORP., AS ASSIGNEE

160 acres in the form of a rectangle described as follows: Beginning at the northeast corner of Richard King Farm Lots Section 9 in the Juan Jose de la Garza Montemayor Survey, Abstract 221, Nueces County, Texas, south 2000 feet thence west 3484.8 feet, thence north 2000 feet, thence east 3484.80 feet to the point of beginning, said land being subject to the Mary King Estill, et al lease dated June 6, 1931 recorded in Volume 14 and Page 79 in the deed records of Nueces County, Texas and containing the C-31, C-32, C-33, C-34 and C-35 wells.

Exhibit "B"


JUAN JOSE DE LA GARZA
RICHARD KING FARM LOTS
VOLUME A PAGE 76
MAP RECORDS
CO. RD. 44
LOT 4
397'
S80°46'14"E
3484.80
C-31
N09°00'42"E
2000.01
POINT OF BEGINNING
160 ACRES
C-32
455'
N80°46'14"W
3484.80
S09°00'42"W
2000.01
LOT 6
N
0
1" = 1000'
GRAPHIC SCALE
NUECES COUNTY
JIM WELLS COUNTY
AGUA DULCE CREEK
LOT 9
275 ACRES
MONTEMAYOR SURVEY
A-187
ABSTRACT 221
DURANGO RESOURCES CORP.
MARY KING ESTELL
160 ACRE UNIT
JUAN JOSE DE LA GARZA
MONTEMAYOR SURVEY
ABSTRACT 221
NUECES COUNTY, TEXAS
CHARLES SUMMERS
PROFESSIONAL LAND SURVEYOR
3904 JOHN STOCKBAUER DR.
VICTORIA, TEXAS 77904
TEL: (361) 573-3004
FAX: (361) 573-8641
SCALE: 1" = 1000'
DATE: 12-21-07
SIZE: A
JOB NO.: 8515.1
DRAWN BY: CDS
CHECKED BY: CDS
ACAD NO.: 8515B
BEARINGS BASED ON A GPS SURVEY,
TEXAS STATE PLANE COORDINATE SYSTEM,
SOUTH CENTRAL ZONE, NAD 1927.
THIS PLAT WAS PREPARED FROM EXISTING RECORDS
AND A PARTIAL GPS SURVEY.